SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  October 24, 2001
(Date of earliest event reported)

Commission File No.:  333-59060-04



                    Morgan Stanley Dean Witter Capital I Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                                       13-3291626
------------------------------------------  ------------------------------------
(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
     of Incorporation)



  1585 Broadway, New York, New York                        10036
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(Address of Principal Executive Office)                  (Zip Code)



                                 (212) 761-4000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



ITEM 2.     Acquisition or Disposition of Assets.
            ------------------------------------

            On October 24, 2001, a series of certificates, entitled Morgan Stanley Dean Witter Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2001-IQ (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2001 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Dean Witter Capital I Inc., as depositor, CapMark Services, L.P., as master servicer, GMAC Commercial Mortgage Corporation, as special servicer and Wells Fargo Bank Minnesota, N.A., as trustee. The Certificates consist of twenty-one classes identified as "Class A-1 Certificates," Class A-2 Certificates," "Class A-3 Certificates," "Class X-1 Certificates," "Class X-2 Certificates," "Class B Certificates," "Class C Certificates," "Class D Certificates," "Class E Certificates," "Class F Certificates," "Class G Certificates," "Class H Certificates," "Class J Certificates," "Class K Certificates," "Class L Certificates," "Class M Certificates," "Class N Certificates," "Class O Certificates," "Class R-I Certificates," "Class R-II Certificates" and "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund consisting primarily of a segregated pool of 91 fixed rate, commercial and multifamily mortgage loans having, as of the close of business on October 1, 2001, an aggregate principal balance of $713,024,371 after taking account all payments of principal due on the Mortgage Loans on or before such date, whether received or not.

            The Class A-1 Certificates have an initial Certificate Balance of $200,500,000. The Class A-2 Certificates have an initial Certificate Balance of $151,700,000. The Class A-3 Certificates have an initial Certificate Balance of $261,000,000. The Class X-1 Certificates have an initial Notional Amount of $713,024,371. The Class X-2 Certificates have an initial Notional Amount of $218,599,000. The Class B Certificates have an initial Certificate Balance of $22,282,000. The Class C Certificates have an initial Certificate Balance of $18,717,000. The Class D Certificates have an initial Certificate Balance of $5,348,000. The Class E Certificates have an initial Certificate Balance of $5,348,000. The Class F Certificates have an initial Certificate Balance of $8,913,000. The Class G Certificates have an initial Certificate Balance of $5,347,000. The Class H Certificates have an initial Certificate Balance of $5,348,000. The Class J Certificates have an initial Certificate Balance of $10,695,000. The Class K Certificates have an initial Certificate Balance of $3,565,000. The Class L Certificates have an initial Certificate Balance of $1,783,000. The Class M Certificates have an initial Certificate Balance of $5,348,000. The Class N Certificates have an initial Certificate Balance of $1,782,000. The Class O Certificates have an initial Certificate Balance of $5,348,371. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.


ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

            (a)   Financial Statements of Business Acquired Not applicable

            (b)   Pro Forma Financial Information Not applicable

            (c)   Exhibits

                            Exhibit No. of
                            Item 601 of
             Exhibit No.    Regulation S-K    Description
             -----------    --------------    -----------

             4.1            4                 Pooling and Servicing Agreement,
                                              dated as of October 1, 2001,
                                              among Morgan Stanley Dean Witter
                                              Capital I Inc, as depositor,
                                              CapMark Services, L.P., as master
                                              servicer, GMAC Commercial
                                              Mortgage Corporation, as special
                                              servicer, and Wells Fargo Bank
                                              Minnesota, N.A., as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                       MORGAN STANLEY DEAN WITTER
                                         CAPITAL I INC.



                                       By:  /s/Andrew Berman
                                            ---------------------------
                                            Name:  Andrew Berman
                                            Title:  Vice President

Date:  November 21, 2001

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.     Description                                       Electronic (E)
-----------     -----------                                       --------------

    4.1         Pooling and Servicing Agreement, dated as of            E
                October 1, 2001, among Morgan Stanley Dean
                Witter Capital I Inc, as depositor, CapMark
                Services, L.P., as master servicer, GMAC
                Commercial Mortgage Corporation, as special servicer, and Wells Fargo Bank Minnesota,
                N.A., as trustee.